Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments

July 31, 2019

(Unaudited)

Description	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (1)	Liquidity (2)

Investment Funds
Relative Value:
Alphadyne Global Rates Fund II, Ltd.	$35,000,000	$43,284,654	1.75%	9/30/2019	Quarterly (3)
Alphadyne International Fund, Ltd.	16,000,000	16,099,200	0.65	9/30/2019	Quarterly (3)
Citadel Kensington Global Strategies Fund Ltd.	121,572,254	205,775,028	8.31	9/30/2019	Quarterly (4)
D.E. Shaw Composite International Fund	76,672,762	140,747,570	5.69	9/30/2019	Quarterly (5)
D.E. Shaw Valence International Fund, LP	32,000,000	49,020,789	1.98	9/30/2019	Quarterly (6)
ExodusPoint Partners International Fund, Ltd.	120,000,000	124,314,639	5.02	9/30/2019	Quarterly (3)
Tilden Park Offshore Investment Fund Ltd.	93,500,000	110,375,385	4.46	9/30/2019	Quarterly (3)
Two Sigma Absolute Return Cayman Fund, Ltd.	46,000,000	56,036,119	2.26	8/31/2019	Monthly
Two Sigma Risk Premia Cayman Fund, Ltd.	35,500,000	40,197,273	1.62	8/31/2019	Monthly
Two Sigma Risk Premia Enhanced Cayman Fund, Ltd.	35,500,000	41,774,634	1.69	8/31/2019	Monthly
Two Sigma Spectrum Cayman Fund, Ltd.	17,603,732	19,185,124	0.78	9/30/2019	Quarterly

Total Relative Value	629,348,748	846,810,415	34.21

Market Neutral and Low Net Equity:
Arrowstreet Capital Global Equity Long/Short Fund (Feeder) Limited	96,000,000	98,246,400	3.97	8/15/2019	Semi-monthly
Holocene Advisors Offshore Fund Ltd.	100,500,000	121,320,451	4.90	9/30/2019	Quarterly (3)
Millennium International, Ltd.	144,072,870	213,266,325	8.62	9/30/2019	Quarterly (7)
Suvretta Offshore Fund, Ltd	46,556,393	71,144,027	2.87	9/30/2019	Quarterly
Suvretta Partners, LP*	52,000,000	67,034,594	2.71	9/30/2019	Quarterly

Total Market Neutral and Low Net Equity	439,129,263	571,011,797	23.07

Event-Driven:
Elliott International Limited	173,152,821	220,567,151	8.92	9/30/2019	Quarterly (8)
HG Vora Special Opportunities Fund, LP*	89,000,000	105,334,212	4.26	9/30/2019	Quarterly (3)
HG Vora Special Opportunities Fund, Ltd.	78,937,764	109,087,565	4.41	9/30/2019	Quarterly (3)
XPI Holdings I Ltd	9,992	7,017	0.00	n/a	Other (11)

Total Event-Driven	341,100,577	434,995,945	17.59

Distressed and Credit Securities:
Cerberus Global NPL Feeder Fund, LP	20,578,661	25,250,367	1.02	n/a	Other (9)
Cerberus International II, Ltd.	91,269,351	99,391,009	4.02	9/30/2019	Semi-annually (10)
Cerberus International SPV, Ltd.	590,039	851,688	0.03	n/a	Other (11)
Cerberus International, Ltd.**	193,943	250,589	0.01	n/a	Other (11)
Silver Point Capital Offshore Fund, Ltd.	127,519,291	168,422,903	6.80	9/30/2019	Annually

Total Distressed and Credit Securities	240,151,285	294,166,556	11.88

Total investments in investment funds	$1,649,729,873	$2,146,984,713	86.75%

Other assets, less liabilities		328,047,066	13.25

Net assets		$2,475,031,779	100.00%

All investment funds are domiciled in the Cayman Islands except as noted.

*	Investment fund is domiciled in the United States.

**	Investment fund is domiciled in the Bahamas.

Complete information about all of the investment funds’ underlying investments is not readily available.

(1)

Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after July 31, 2019 that a redemption from a tranche is available without a redemption fee.

(2)

Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 9 to 120 days. Lock-up periods range from 12 to 24 months. It is unknown when restrictions will lapse for any fund level gates, suspensions, or side pockets.

(3)	Subject to a 25% quarterly investor level gate.

(4)

Approximately 80% of this investment is available for redemption quarterly subject to a 10% investor level gate. If fund level redemptions are less than 5%, then the 10% investor level gate does not apply. Approximately 4% of this investment is available for redemption every 24 months. The remaining 16% of this investment is available for redemption every 18 months; after the next available redemption date, it will be available for redemption every 24 months.

(5)	Subject to a 12.5% quarterly investor level gate.

(6)	Subject to an 8.33% investor level gate. If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(7)	Approximately 95% of this investment is subject to a 25% quarterly investor level gate. The remaining 5% of this investment is subject to a 5% quarterly investor level gate.

(8)	Approximately 51% of this investment is available for redemption quarterly. The remaining 49% of this investment is available for redemption semi-annually, subject to a 25% investor level gate.

(9)	The investment fund is a term vehicle and does not have a set redemption timeframe.

(10)	Subject to a 16.67% semi-annual investor level gate.

(11)	The investment funds do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) is an investment company as described in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Fund follows the accounting and reporting guidance in ASC 946.

ASC Topic 820, Fair Value Measurements and Disclosures, provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in investment funds, provided certain criteria are met. Accordingly, the Fund values its investments in investment funds at fair value, which is an amount equal to the sum of the Fund’s proportionate interests in the investment funds, as determined from financial information provided by the respective administrators or investment managers of the investment funds. These fair values represent the amounts the Fund would receive if it were able to liquidate its investments in the investment funds as of the measurement date, prior to any early withdrawal charges, if applicable. Some values received are estimates, subject to subsequent revision by the respective administrators or investment managers. Values received are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda.

The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda.

Ironwood Capital Management (the “Adviser”) has designed ongoing due diligence processes with respect to investment funds, their administrators, and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in the investment fund.

The Adviser has designated a committee to oversee the valuation of the Fund’s investments (the “Valuation Committee”). The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures. The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board oversight. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available. As of July 31, 2019, all investments in investment funds were valued using the values provided by the investment funds or their administrators.

As of July 31, 2019, approximately 0.04% of the Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold. Additionally, 1.02% of the Fund’s net assets were invested in a term vehicle, which does not have a set redemption timeframe. The timing of these investments’ liquidation is unknown.

In accordance with U.S. GAAP, investments in investment funds that are valued at net asset value as a practical expedient are not required to be included in the fair value hierarchy. All investments in investment funds were valued at their respective net asset value as of July 31, 2019, and are excluded from the fair value hierarchy.

As of July 31, 2019, the Fund has unfunded capital commitments to investment funds of $67,631,249.

The following is a summary of the investment strategies of the investment funds held by the Fund as of July 31, 2019.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity. Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies. Generally, investment funds within this strategy require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and low net equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy). The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long. Generally, investment funds within this strategy require a 9 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations. Generally, investment funds within this strategy require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors. Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings. Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within these strategies require a 90 to 120 day notice period to redeem at the next available redemption date.